UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 29, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 5 pages.

ITEM 5.   Other Events and Regulation FD Disclosure

          The purpose of this Current Report on Form 8-K is to announce changes to BB&T’s Executive Management team.

ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits

EXHIBIT INDEX

Exhibit 99.1 Announcement of changes to BB&T’s Executive Management team issued April 29, 2004

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       April 29, 2004